UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 30, 2013

ZIONS BANCORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Utah	001-12307	87-0227400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, 15th Floor, Salt Lake City, Utah		84111
(Address of Principal Executive Offices)		(Zip Code)

(801) 524-4787

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 3.03	Material Modification to Rights of Security Holders

Upon issuance of the Series A Floating-Rate Non-Cumulative Perpetual Preferred Stock (the “Series A Preferred Stock”) on August 2, 2013, the ability of Zions Bancorporation (the “Registrant”) to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock will be subject to certain restrictions in the event that the Registrant fails to pay dividends on its Series A Preferred Stock. These restrictions are set forth in the Articles of Amendment establishing the terms of the Series A Preferred Stock, a copy of which is listed as Exhibits 3.1 and 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

On July 30, 2013, the Registrant issued a press release announcing the pricing of its public offering of depositary shares (the “Depositary Shares”), each representing a 1/40th interest in a share of the Company’s Series A Preferred Stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional exhibits are filed herewith in connection with the offering, issuance and sale of the Depositary Shares under the Registrant’s Registration Statement on Form S-3 (No. 333-173299) previously filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 30, 2013, between Zions Bancorporation and Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters.

3.1, 4.1	Articles of Amendment to the Restated Articles of Incorporation of Zions Bancorporation with respect to the Series I Fixed/Floating Rate Non-Cumulative Perpetual Preferred Stock, dated May 17, 2013 (incorporated by reference to Exhibits 3.1 and 4.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on May 21, 2013).

4.2	Form of certificate representing the Series A Floating-Rate Non-Cumulative Perpetual Preferred Stock.

4.3	Form of Deposit Agreement among Zions Bancorporation, Zions First National Bank and the holders from time to time of the Depositary Receipts described therein (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K filed with the SEC on December 7, 2006).

Exhibit No.	Description

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3).

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Callister Nebeker & McCullough, a Professional Corporation.

99.1	Zions Bancorporation Press Release dated July 30, 2013.

99.2	Information relating to Item 14 of the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

Date: August 2, 2013	By:	/s/ Thomas E. Laursen
Name: Thomas E. Laursen
Title: Executive Vice President, General Counsel and Secretary

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 30, 2013, between Zions Bancorporation and Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several underwriters.

3.1, 4.1	Articles of Amendment to the Restated Articles of Incorporation of Zions Bancorporation with respect to the Series I Fixed/Floating Rate Non-Cumulative Perpetual Preferred Stock, dated May 17, 2013 (incorporated by reference to Exhibits 3.1 and 4.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on May 21, 2013).

4.2	Form of certificate representing the Series A Floating-Rate Non-Cumulative Perpetual Preferred Stock.

4.3	Form of Deposit Agreement among Zions Bancorporation, Zions First National Bank and the holders from time to time of the Depositary Receipts described therein (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K filed with the SEC on December 7, 2006).

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3).

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Callister Nebeker & McCullough, a Professional Corporation.

99.1	Zions Bancorporation Press Release dated July 30, 2013.

99.2	Information relating to Item 14 of the Registration Statement.